CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions “Financial highlights” in the Prospectus and “Complete and partial portfolio holdings - arrangements to disclose to Service Providers and Fiduciaries” and “Independent registered public accounting firm” in the Statement of Additional Information and to the use of our reports dated June 26, 2013, with respect to the financial statements of UBS Cash Reserves Fund, UBS Liquid Assets Fund, UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Select Prime Capital Fund, UBS Select Treasury Capital Fund, and UBS Select Tax-Free Capital Fund for the year ended April 30, 2013 which are incorporated by reference in Amendment No. 34 to the Registration Statement (Form N-1A No. 811-08767) of UBS Money Series Inc.

/s/ ERNST & YOUNG

New York, New York
August 26, 2013